UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2023

Liberty Star Uranium & Metals Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-50071	90-0175540
(Commission	(IRS Employer
File Number)	Identification No.)

2 East Congress St. Ste 900, Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (520) 425-1433

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LBSR	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

1.01 Entry into a Material Definitive Agreement.

On November 17, 2023, Liberty Star Minerals (“Liberty Star” or the “Company”) (OTC Markets: LBSR) engaged NISS Drilling Services to undertake diamond core drilling at Liberty Star’s Red Rock Canyon Gold Project (RRC) within the larger Hay Mountain Project (HMP) in southeast Arizona. Drilling is also planned at HMP Target 1 near the RRC. While the emphasis at Red Rock Canyon is gold exploration, both project areas may possess commercially important metals including rare earth minerals which are associated with porphyry copper-gold-moly bodies and are well represented in the area from central Arizona to northern Mexico.

The planned program consists of diamond core drilling of about 250 feet per hole within the RRC at or near historic drill sites previously drilled and logged for the presence of gold. Deeper drilling is planned for a geophysically promising area within the adjacent Hay Mountain Target 1 area. The Hay Mountain Project has undergone substantial geoscientific investigation including airborne aeromagnetic imaging (ZTEM), 3-D modeling, and numerous geochemical studies.

“We’ve talked about drilling for years,” said Pete O’Heeron, Board Chair of Liberty Star. “Engaging a world class drilling service for our first test of our gold and copper properties is an important milestone for Liberty Star. We’ve done the necessary geoscientific studies and now it is time to see the proof of the area’s potential through core analysis.”

Item 9.01 Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.10	Liberty Star Contracts for Core Drilling at Gold Prospect Red Rock Canyon and Copper Hay Mountain Project

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

Dated: November 22, 2023,	/s/ Patricia Madaris
Patricia Madaris, VP Finance & CFO